                                  EXHIBIT 10.8

                                 AMENDMENT NO. 1
                          TO SOFTWARE LICENSE AGREEMENT
                                    Tourscape

         This AMENDMENT NO. 1 ("Amendment") to the SOFTWARE LICENSE AGREEMENT (TOURSCAPE), dated April 26, 1997 (the "Agreement") by and between SunStyle International Holidays City Center, Suite 303n, 100 Second Avenue South, St. Petersburg, FL 33701-4301 ("Company"), and The SABRE Group, Inc., a Delaware corporation located at 4255 Amon Carter Blvd., Fort Worth, Texas 76155 ("Sabre"), is entered into effective as of June 1, 1999 (the "Effective Date").

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Sabre and Company hereby agree as follows:

         WHEREAS, Sabre and Company have entered into this Agreement and have agreed the rates for services should be increased,

         WHEREAS, it is in the best interest of the parties to modify certain provisions of the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Sabre and Company hereby agree as follows:

1. MAINTENANCE FEE. The "Maintenance Fee" as defined in the Agreement shall be changed to US $150.00 per hour per Sabre representative performing the Services. In addition, the parties agree that the Maintenance Fee may be adjusted by Sabre each calendar year either in accordance with the Agreement or as otherwise agreed to by the parties.

2. DEFINED TERMS. The defined terms used in this Amendment shall have the same meaning assigned to such terms in the Agreement.

3. FULL FORCE AND EFFECT. Except as otherwise expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed as it set forth herein verbatim.

         IN WITNESS WHEREOF, Company and Sabre have executed this Amendment as of the Effective Date.

SUNSTYLE INTERNATIONAL HOLIDAYS, LTD.                     THE SABRE GROUP, INC.

By: /s/ D.G. Brandano                                     By:
    -------------------------------------                   --------------------

Name: D.G. Brandano                                       Name:
      -----------------------------------                      -----------------

Title: C.E.O.                                             Title:
       ----------------------------------                      -----------------